UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                               September 12, 2006

                                -----------------

                                ABC FUNDING, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                       333-121070              56-2458730
-------------------------------   ------------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)

                      Alan Gaines, Chief Executive Officer
                           c/o Eaton & Van Winkle LLP
                                  3 Park Avenue
                            New York, New York 10016
          ------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                  (212)561-3626
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 CHANGES IN REGISTRANT'S CETIFYING ACCOUNTANT.

            (a) On September 12, 2006, ABC Funding, Inc. ("we" or the "Company") appointed the firm of Malone & Bailey, PC ("New Auditor") as the Company's independent auditor and, as of such date, dismissed the firm of Mantyla McReynolds LLC ("Former Auditor"), which had been serving as the Company's independent auditor up to such date.

            (b) The reports of the Former Auditor on the Company's financial statements for the fiscal years ended June 30, 2005 and June 30, 2004 did not contain an adverse opinion, a disclaimer of opinion or any qualifications or modifications related to uncertainty, limitation of audit scope or application of accounting principles, except that such reports of the Former Auditor expressed "substantial doubt about the Company's ability to continue as a going concern" and state that "The financial statements do not include any adjustments that might result from the outcome of this uncertainty". During the fiscal years ending June 30, 2005 and June 30, 2004 and the period from June 30, 2005 to September 12, 2006, the Company did not have any disagreements (within the meaning of Instruction 4 of Item 304 of Regulation S-K) with the Former Auditor as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there have been no reportable events (as defined in Item 304 of Regulation S-K).

            (c) The Company has not consulted with the New Auditor regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements during the two most recent fiscal years through the present.

            (d) A letter of the Former Auditor addressed to the Securities and Exchange Commission is included as Exhibit 16.1 to this report on Form 8-K. Such letter states that such firm agrees with the statements made by the Company in this Item 4.01 as they refer to such firm.

            (e) The dismissal of the Former Auditor and appointment of the New Auditor as the Company's independent auditor was approved by the Board of Directors of the Company on September 12, 2006.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

Exhibit No.
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16.1        Letter of Mantyla McReynolds LLC to the Securities and Exchange
            Commission pursuant to the requirements of Item 304(a)(3) of Regulation S-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  ABC FUNDING, INC.


DATE: September 12, 2006                          By:    /s/ Richard M. Cohen
                                                         -----------------------
                                                  Name:  Richard M. Cohen
                                                  Title: Chief Financial Officer